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                                                                   Exhibit 10.91



                          STOCK SUBSCRIPTION AGREEMENT

         THIS STOCK SUBSCRIPTION AGREEMENT (this "Agreement") dated as of March 26, 2002 (the "Effective Date") is by and between RONALD E. ROARK, 380 Tucker Drive, Worthington, Ohio 43085 ("Roark") and CROWN NORTHCORP, INC., a Delaware corporation with offices at 1251 Dublin Road, Columbus, Ohio 43215 ("Crown").

                             BACKGROUND INFORMATION

         A. From time to time from the date hereof through December 31, 2002, Crown anticipates needing to receive up to $120,000 in cash to sustain business operations (the "Liquidity Needs") as is further detailed on the pro forma financial statements attached hereto and made a part hereof as Exhibit A.

         B. Roark wants to commit to meet the Liquidity Needs by means of the stock subscription set forth in this Agreement.

         NOW THEREFORE, for good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, Roark hereby agrees as follows:

                             STATEMENT OF AGREEMENT

         1. SUBSCRIPTION; DESIGNEES. Roark hereby subscribes for up to twelve
(12) shares of Crown's Series II Convertible Preferred Stock, par value $.01 per share (the "Series HH Preferred"). Attached hereto and made a part hereof as Exhibit A is the Certificate of Designation for the Series II Preferred (the "COD"). Roark agrees to pay for the Series II Preferred the sum of $10,000 per share in the manner specified in Section 2 below. Roark, at his discretion, may direct that particular shares of the Series HH Preferred so purchased be issued either to him or one of his affiliates.

         2. CFO CERTIFICATION; PAYMENT OF SUBSCRIPTION; STOCK PURCHASE AGREEMENT. Roark will pay for the shares of Series II Preferred as follows:

         (a) CFO CERTIFICATION. From time to time from the Effective Date through December 31, 2002, Crown may determine that it has Liquidity Needs. At such times, the Chief Financial Officer ("CFO") of Crown will deliver to Roark a certification substantially in the form appearing on Exhibit B attached hereto and made a part hereof (the "CFO Certification") describing the Liquidity Needs in reasonable detail and



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requesting cash from Roark to meet those Liquidity Needs, which request will be rounded upward to the nearest multiple of $10,000.

         (b) PAYMENT. Within ten (10) days of receipt of a CFO Certification, Roark will pay or cause to be paid to Crown the amount set forth in the CFO Certification.

         (c) STOCK PURCHASE AGREEMENT. Concurrently with each payment pursuant to Section 2(b) above, Crown and Roark (or his designee) will execute and deliver to each other a stock purchase agreement in the form appearing on Exhibit C attached hereto and made a part hereof. If, for example, a particular CFO Certification calls for a funding by Roark of $20,000, then the corresponding stock purchase agreement will provide for the issuance of two shares of Series II Preferred in exchange for that amount of cash.

         3. FILING OF COD. Crown will file the COD with the State of Delaware concurrently with the first issuance of Series II Preferred pursuant to Section 2 hereof.

         4. AMENDMENT; CANCELLATION. This Agreement, and the subscription and COD evidenced hereby, may not be cancelled or amended in any way without the express written consent of both Crown and Roark.

         IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above.



                                           ------------------------------------
                                           RONALD E. ROARK

         The above subscription has been acknowledged and accepted and is received and ordered filed as part of the records of Crown this 26th day of March, 2002.

                                           CROWN NORTHCORP, INC.



                                           By:
                                               --------------------------------
                                                 Name:
                                                 Title:





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